UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/14/2007

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 4.01.    Changes in Registrant's Certifying Accountant

On February 14, 2007, the Company dismissed McGladrey & Pullen, LLP as its independent registered public accounting firm. On February 15, 2007, the Company engaged Ernst & Young LLP as its new independent registered public accounting firm effective immediately. The Audit Committee of the Company's Board of Directors participated in and approved the decision to change independent registered acccounting firms. McGladrey & Pullen, LLP served as the Company's independent registered public accounting firm since November 22, 2005.

The audit report of McGladrey & Pullen, LLP on the Company's financial statements for the fiscal year ended April 30, 2006 did not contain an adverse opinion or a disclaimer opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of McGladrey & Pullen, LLP with respect to management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of the Company as of April 30, 2006 indicated that the Company had not maintained effective internal controls over financial reporting based on criteria established in Internal Control-Integrated Framework issued by the Commmittee of Sponsoring Organizations of the Treadway Commission.

During the Company's 2006 fiscal year and through February 14, 2007, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McGladrey & Pullen, LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report, and, except as described in the preceeding paragraph, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company's 2006 fiscal year and through February 14, 2007, the Company did not consult with Ernst & Young LLP regarding any matters or reportable events as that term is described in Items 304(a)(2)(i) and (ii) of Regulation S-K. Ernst & Young served as the Company's independent registered public accounting firm for the Company's 2005 fiscal year.

The Company has provided a copy of this disclosure to McGladrey & Pullen, LLP prior to the filing of this Form 8-K and has requested that they furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements made by the Company herein, and, if not, stating the respects in which they do not agree. A copy of the letter dated February 16, 2007, furnished by McGladrey & Pullen, LLP is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

The following is furnished as an Exhibit to this report:

Ex. 16.1 Letter to Securities and Exchange Commission from McGladrey & Pullen, LLP

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC

Date: February 16, 2007	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from McGladrey & Pullen, LLP to Securities and Exchange Commission Dated February 16, 2007